UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2017

THE PULSE BEVERAGE CORPORATION

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(Exact name of registrant as specified in its charter)

Nevada	000-53586	36-4691531
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(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

11678 N. Huron Street Northglenn, CO 80234

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(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (720) 382-5476

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N/A

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(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant

a. Resignation of RBSM LLP as the Registrant’s Certifying Accountant.

On May 9, 2017 RBSM, LLP resigned as The Pulse Beverage Corporation’s (the “ Company”) Registered Public Accounting Firm, and the Company’s Board of Directors has accepted this resignation.

During the two most recent fiscal years ended December 31, 2016 and 2015 and the subsequent interim period through May 9, 2017, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between RBSM and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to RBSM’s satisfaction, would have caused RBSM to make reference in connection with its opinion to the subject matter of the disagreement, nor were there any “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). There are no changes or discrepancies between Company and RBSM, and Company’s reporting remains consistent with the recently filed 10-K.

The audit reports of RBSM on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope or accounting principles.

The Company provided RBSM with a copy of the foregoing disclosures prior to the filing of this Form 8-K and requested RBSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not RBSM agreed with the disclosure in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description

(16.1) Letter from RBSM, LLP	Letter from RBSM, LLP to the
Securities and Exchange
Commission on May 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017

THE PULSE BEVERAGE CORPORATION By: /s/ Robert E. Yates ----------------------------------- Robert E. Yates, Chief Executive Officer